                                                                     EXHIBIT 16


              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         TCW/DW MID-CAP EQUITY TRUST(A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                                  _                                        _
                                 |        ______________________ |
FORMULA:                         |       |          |
                                 |  /\ n |         ERV        |
                             T = |    \  |      ---------    | - 1
                                 |     \ |          P       |
                                 |      \|          |
                                 |_                 _|

                             T = AVERAGE ANNUAL TOTAL RETURN
                             n = NUMBER OF YEARS
                             ERV = ENDING REDEEMABLE VALUE
                             P = INITIAL INVESTMENT

                                                                    (A)
  $1,000         ERV AS OF     AGGREGATE       NUMBER OF       AVERAGE ANNUAL
INVESTED - P     30-Nov-97    TOTAL RETURN     YEARS - n      TOTAL RETURN - T
------------     ---------    ------------     ----------     ----------------

 28-Jul-97        $950.10        -4.99%           0.34               NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                                     _                                    _
                                    |        ______________________ |
FORMULA:                            |       |          |
                                    |  /\ n |         EV          |
                              t =   |    \  |      ---------     | -1
                                    |     \ |          P        |
                                    |      \|          |
                                    |_                 _|

                                           EV
                              TR =       ------     - 1
                                           P


               t = AVERAGE ANNUAL TOTAL RETURN
               (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
               EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
               TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                  (C)                               (B)
  $1,000         EV AS OF        TOTAL          NUMBER OF      AVERAGE ANNUAL
INVESTED - P     30-Nov-97    RETURN - TR       YEARS - n     TOTAL RETURN - t
------------     ---------    -----------       ---------     ----------------

 28-Jul-97       $1,002.80        0.28%            0.34              NA



(D)                  GROWTH OF $10,000*
(E)                  GROWTH OF $50,000*
(F)                  GROWTH OF $100,000*

FORMULA:             G = (TR+1)*P
                     G = GROWTH OF INITIAL INVESTMENT
                     P = INITIAL INVESTMENT
                     TR = TOTAL RETURN SINCE INCEPTION


  $10,000          TOTAL           (D) GROWTH OF              (E) GROWTH OF              (F) GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT - G     $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
------------    -----------    ----------------------     ----------------------     -----------------------
 28-Jul-97          0.28               $9,501                     $48,133                    $97,268

*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4%
 & 3% SALES CHARGE

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         TCW/DW MID-CAP EQUITY TRUST(B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                     _                                        _
                    |        ______________________ |
FORMULA:            |       |          |
                    |  /\ n |         ERV        |
                T = |    \  |      ---------    | - 1
                    |     \ |          P       |
                    |      \|          |
                    |_                 _|

                T = AVERAGE ANNUAL COMPOUND RETURN
                n = NUMBER OF YEARS
                ERV = ENDING REDEEMABLE VALUE
                P = INITIAL INVESTMENT

                                                  (A)
  $1,000        ERV AS OF    NUMBER OF       AVERAGE ANNUAL         CUMULATIVE
INVESTED - P    30-Nov-97    YEARS - n     COMPOUND RETURN - T     TOTAL RETURN
------------    ---------    ---------     -------------------     ------------

30-Nov-96         $943.90       1.00             -5.61%                -5.61%

27-Feb-96       $1,045.00       1.76              2.54%                 4.50%


(B) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

(C) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

                         _                                    _
                        |        ______________________ |
FORMULA:                |       |          |
                        |  /\ n |         EV          |
                  t =   |    \  |      ---------     | -1
                        |     \ |          P        |
                        |      \|          |
                        |_                 _|

                               EV
                  TR =       ------     - 1
                               P


                  t = AVERAGE ANNUAL COMPOUND RETURN
                  (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
                  EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
                  TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                  (B)                               (C)
  $1,000        EV AS OF         TOTAL        NUMBER OF       AVERAGE ANNUAL
INVESTED - P    30-Nov-97     RETURN - TR     YEARS - n     COMPOUND RETURN - t
------------    ---------     -----------     ---------     -------------------

30-Nov-96         $993.60        -0.64%          1.00             -0.64%

27-Feb-96       $1,085.00         8.50%          1.76              4.75%

(D)               GROWTH OF $10,000
(E)               GROWTH OF $50,000
(F)               GROWTH OF $100,000

FORMULA:          G = (TR+1)*P
                  G = GROWTH OF INITIAL INVESTMENT
                  P = INITIAL INVESTMENT
                  TR = TOTAL RETURN SINCE INCEPTION

                   TOTAL           (D) GROWTH OF             (E)   GROWTH OF              (F) GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT - G     $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
------------    -----------    ----------------------     ----------------------     -----------------------
 27-Feb-96          8.50              $10,850                    $54,250                     $108,500

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         TCW/DW MID-CAP EQUITY TRUST(C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                     _                                        _
                    |        ______________________ |
FORMULA:            |       |          |
                    |  /\ n |         ERV        |
                T = |    \  |      ---------    | - 1
                    |     \ |          P       |
                    |      \|          |
                    |_                 _|


                T = AVERAGE ANNUAL TOTAL RETURN
                n = NUMBER OF YEARS
                ERV = ENDING REDEEMABLE VALUE
                P = INITIAL INVESTMENT

                                                                  (A)
  $1,000        ERV AS OF      AGGREGATE      NUMBER OF      AVERAGE ANNUAL
INVESTED - P    30-Nov-97    TOTAL RETURN     YEARS - n     TOTAL RETURN - T
------------    ---------    ------------     ---------     ----------------

 28-Jul-97       $990.90         -0.91%          0.34              NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                          _                                    _
                         |        ______________________ |
FORMULA:                 |       |          |
                         |  /\ n |         EV          |
                   t =   |    \  |      ---------     | -1
                         |     \ |          P        |
                         |      \|          |
                         |_                 _|

                                EV
                   TR =       ------     - 1
                                P


                   t = AVERAGE ANNUAL TOTAL RETURN
                   (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
                   EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
                   TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                  (C)                             (B)
  $1,000         EV AS OF        TOTAL        NUMBER OF      AVERAGE ANNUAL
INVESTED - P     30-Nov-97    RETURN - TR     YEARS - n     TOTAL RETURN - t
------------     ---------    -----------     ---------     ----------------

 28-Jul-97       $1,000.90        0.09%          0.34              NA



(D)          GROWTH OF $10,000
(E)          GROWTH OF $50,000
(F)          GROWTH OF $100,000

FORMULA:     G = (TR+1)*P
             G = GROWTH OF INITIAL INVESTMENT
             P = INITIAL INVESTMENT
             TR = TOTAL RETURN SINCE INCEPTION

  $10,000            TOTAL             (D) GROWTH OF               (E) GROWTH OF                (F) GROWTH OF
INVESTED - P      RETURN - TR      $10,000 INVESTMENT - G      $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------      -----------      ----------------------      ----------------------      -----------------------
 28-Jul-97            0.09                $10,009                     $50,045                      $100,090

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         TCW/DW MID-CAP EQUITY TRUST(D)



(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                       _                                    _
                      |        ______________________ |
FORMULA:              |       |          |
                      |  /\ n |         EV         |
                t =   |    \  |      ---------     | -1
                      |     \ |          P        |
                      |      \|          |
                      |_                 _|

                             EV
                TR =       ------     - 1
                             P

                t = AVERAGE ANNUAL COMPOUND RETURN
                n = NUMBER OF YEARS
                EV = ENDING VALUE
                P = INITIAL INVESTMENT
                TR = TOTAL RETURN


                                  (A)                              (B)
  $1,000        EV AS OF         TOTAL       NUMBER OF       AVERAGE ANNUAL
INVESTED - P    30-Nov-97     RETURN - TR    YEARS - n     COMPOUND RETURN - t
------------    ---------     -----------    ---------     -------------------

 28-Jul-97      $1,003.70         0.37%         0.34                NA

(C)        GROWTH OF $10,000
(D)        GROWTH OF $50,000
(E)        GROWTH OF $100,000


FORMULA:   G = (TR+1)*P
           G = GROWTH OF INITIAL INVESTMENT
           P = INITIAL INVESTMENT
           TR = TOTAL RETURN SINCE INCEPTION

  $10,000          TOTAL           (C) GROWTH OF              (D) GROWTH OF               (E) GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT - G     $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
------------    -----------    ----------------------     ----------------------     -----------------------
 28-Jul-97          0.37               $10,037                    $50,185                    $100,370